SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

       [X]    Preliminary Proxy Statement
       [ ]    Definitive Proxy Statement
       [ ]    Definitive Additional Materials
       [ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
              Sec. 240.14a-12

                PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.
                (Name of Registrant as Specified in its Charter)
                               PAMELA S. SINOFSKY
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.

              1) Title of each class of securities to which transaction applies:
              2)  Aggregate number of securities to which transaction applies:
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)
              4)  Proposed maximum aggregate value of transaction:

       [ ]    Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:

                                 PHOENIX-GOODWIN
                        CALIFORNIA TAX EXEMPT BONDS, INC.

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       10:00 A.M. (EASTERN TIME), TUESDAY,
                                  MAY 16, 2000

                                 --------------

To the Shareholders:

    A Special Meeting of Shareholders of Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Tuesday, May 16, 2000 at 10:00 a.m. (eastern time) for the following purposes:

FOR CONSIDERATION BY CLASS B SHAREHOLDERS ONLY:

    (1) Approval of a new Rule 12b-1 Distribution Plan for Class B Shares, in the form attached to this Proxy Statement as Exhibit A;


    (2) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    These proposals are discussed in detail in the attached Proxy Statement.

    The Board of Directors has fixed March 20, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o By telephone, with a toll-free call to BostonEquiserve, the Fund's proxy tabulator, at 1-877-779-8683 and following the recorded instructions;

    o  By mail, with the enclosed proxy card and postage-paid envelope; or

    o  In person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the


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time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.


                                      By Order of the Board of Directors,


                                      G. JEFFREY BOHNE,
                                      Clerk

Greenfield, Massachusetts
March 24, 2000

                                 PHOENIX-GOODWIN
                        CALIFORNIA TAX EXEMPT BONDS, INC.

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                 --------------

                                 PROXY STATEMENT
                        A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000

                                 --------------

    The enclosed proxy is solicited by the Board of Directors of Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund") for use at the Special Meeting of Shareholders to be held on Tuesday, May 16, 2000, and at any adjournment thereof. Shareholders of record at the close of business on March 20, 2000 of Class B Shares of Phoenix-Goodwin California Tax Exempt Bonds, Inc. ("Shareholders") are entitled to notice of and to vote at the Special Meeting and any adjourned session. On that date there were issued and outstanding ____________ Class B shares of the Fund, par value $0.01 per share, (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Fund's books on the record date.

    Only Class B Shares will vote on the Proposal. All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of or abstention with respect to any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Fund may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. D. F. King & Co., Inc., a proxy solicitation firm, has been engaged by the Fund to act as solicitor and will receive fees estimated at $_______, plus reimbursement of out-of-pocket expenses. The cost of solicitation of proxies will be borne by Phoenix Equity Planning Corporation, the Fund's distributor.

    In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund or any series or class is required to constitute a quorum for transacting business at the meeting. If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be included for the purposes of calculating the vote with respect to such matter, and shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purpose of calculating the vote with respect to such matter.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940 (the "1940 Act").

    This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about March 24, 2000.

    A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
    The following table sets forth information as of March ___, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund:

NAME OF SHAREHOLDER           CLASS     NUMBER OF SHARES     PERCENTAGE OF CLASS
-------------------           -----     ----------------     -------------------


    [AS TO INSERT SHAREHOLDER INFORMATION]


    On March ___, 2000, the Directors and officers as a group owned beneficially less than one percent of the Fund's outstanding shares. [AS TO VERIFY]

                                   PROPOSAL 1

                          APPROVAL OF A NEW RULE 12B-1
                      DISTRIBUTION PLAN FOR CLASS B SHARES

                   (TO BE VOTED UPON ONLY BY SHAREHOLDERS
                               OF CLASS B SHARES)

    On November 17, 1999, the Fund's Board of Directors approved the adoption of a new Distribution Plan under Rule 12b-1 of the 1940 Act for Class B shares of the Fund (the "Proposed Plan) subject to obtaining the approval of the Fund's Class B shareholders. The purpose of the Proposed Plan is to compensate and defray costs and expenses of Phoenix Equity Planning Corporation ("PEPCO"), the Fund's principal distributor, for distribution services related to selling Class B shares of the Fund, including payments to broker/dealers and other financial institutions for services rendered in connection with the sale and distribution of such shares ("Distribution Activities"), and to compensate and defray costs and expenses of PEPCO for Class B shareholder account servicing, assistance and maintenance ("Service Fees"). The Board of Directors recommends approval of the Proposed Plan.

    The Board of Directors previously adopted a plan of distribution for the Fund's Class B shares (the "Existing Plan"), which was approved by shareholders on May 25, 1994 and last approved by the Board of Directors on November 17, 1999. On that date, the Board also approved an amendment to the Existing Plan to permit free exchangeability of Class B shares among other funds distributed by PEPCO and managed by an affiliated investment adviser. Shareholders are being asked to approve the Proposed Plan to effect a change from a reimbursement type plan to a compensation type plan. The Proposed Plan does not change the maximum annual fee that may be paid to PEPCO under the Existing Plan, although the possibility exists that expenses incurred by PEPCO and for which it is entitled to be reimbursed under the Existing Plan could be less than the fee PEPCO will receive under the Proposed Plan. The change to a compensation type plan is proposed to bring the Fund in line with industry practice. Moreover, a compensation plan is significantly more efficient to administer.

THE EXISTING PLAN
    Under the Existing Plan, the Fund pays PEPCO a Service Fee at the annual rate of .25% of the average daily net assets of Class B Shares and reimburses PEPCO for expenses incurred for Distribution Activities at an annual rate of up to .75% of the average daily net assets of Class B Shares. Amounts reimbursable under the Existing Plan that are not paid because they exceed the maximum fee payable thereunder are carried forward and may be recovered in future years by PEPCO from asset-based sales charges imposed on Class B shares, to the extent that such charges do not exceed .75 of 1% per annum of the average daily net assets of the Class B shares, and from contingent deferred sales charges received from certain redeeming shareholders, subject to the limitation of Rule 2830 of the NASD Conduct Rules (the "NASD Rules"). The NASD Rules place an annual limit of .25 of 1% on fees that may be imposed for the provision of personal service and/or the maintenance of shareholder accounts (service fees) and an annual limit of .75 of 1% on asset-based sales charges (as defined in the NASD Rules). Pursuant to the NASD Rules, the aggregate deferred sales charges and asset-based sales charges on Class B shares of the Fund may not, subject to certain exclusions, exceed 6.25% of total gross sales of Class B shares.

    The Existing Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the holders of the Class B shares of the Fund. In addition, all material amendments thereof must be approved by vote of a majority of the Directors, including a majority of those Directors who are not interested persons ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on the plan. So long as the Existing Plan is in effect, the selection and nomination of the Rule 12b-1 Directors will be committed to the discretion of the Rule 12b-1 Directors. The Existing Plan may be terminated at any time by the vote of a majority of the Rule 12b-1 Directors or by the vote of a majority of the outstanding Class B shares of the Fund (as defined in the 1940 Act).

THE PROPOSED PLAN
    Both the Existing Plan and the Proposed Plan require the Fund to pay PEPCO a Service Fee of .25 of 1% per annum of the average daily net assets of the Class B shares. However, the Proposed Plan differs from the Existing Plan in several respects; most importantly, it is a compensation type plan. Under the Existing Plan, the Fund reimburses PEPCO for expenses actually incurred for Distribution Activities, up to a maximum of .75 of 1% per annum of the average daily net assets of the Class B shares. The Proposed Plan authorizes the Fund to pay PEPCO the same maximum annual fee for Distribution Activities as compensation for its Distribution Activities, regardless of the expenses incurred by PEPCO for its Distribution Activities. Consequently, if PEPCO's expenses are less than its distribution and service fees, it will retain its full fees and realize a profit. However, if PEPCO's expenses exceed the distribution and service fees received under the Proposed Plan, it will no longer carry forward such amounts for reimbursement in future years. Since inception of the Existing Plan, the cumulative reimbursable expenses incurred thereunder by PEPCO have exceeded the amounts reimbursed by the Fund. As of April 30, 1999, the aggregate amount of distribution expenses incurred and not yet reimbursed by the Fund or recovered through contingent deferred sales charges was approximately $445,509. For the fiscal year ended April 30, 1999, PEPCO received $17,656 from the Fund under the Existing Plan, representing a total of 1% of the average daily net assets of the Class B shares. Since the maximum annual fee under the Existing Plan is the same as under the Proposed Plan, PEPCO would have received the same annual fee under the Proposed Plan as it did under the Existing Plan for the same period.

    One of the reasons it is appropriate to adopt the Proposed Plan is that compensation type plans are far more common in the marketplace than reimbursement plans. According to an Abstract of Industry Data Regarding Distribution Plans presented by Fund management, approximately 93% of the 12b-1 plans reviewed (representing about 91% of the total universe of mutual funds) have compensation plans. Another significant benefit of compensation type plans, such as the Proposed Plan, over a reimbursement type plan, such as the Existing Plan, is the facilitation of administration and accounting. Under reimbursement plans, all expenses must be specifically accounted for by the distributor and attributed to the specific class of shares of a fund in order to qualify for reimbursement. Although the Proposed Plan will continue to require quarterly reporting to the Board of Directors of the amounts accrued and paid under the Plan and of the expenses actually borne by the distributor, there will be no need to match specific expenses to reimbursements and no carrying forward of such amounts, as under the Existing Plan. Thus, the accounting for the Proposed Plan would be simplified and the timing of when expenditures are to be made by the distributor would not be an issue. Currently, because the Existing Plan is a reimbursement plan, the Distributor devotes significant internal resources to properly determine those expenses allocable to the Fund's Class B shares for reimbursement, the cost of which is borne by the Fund and other funds for which PEPCO serves as distributor. These considerations, combined with the fact that the cumulative expenses incurred by PEPCO for Distribution Activities have exceeded the amounts reimbursed by the Fund under the Existing Plan, suggest that the costs and efforts associated with a reimbursement plan are unwarranted.

    In considering whether to approve the Proposed Plan, the Directors reviewed, among other things, the nature and scope of the services to be provided by PEPCO, the amount of expenditures under the Existing Plan, including unreimbursed expenses from prior years, and comparative data with respect to distribution arrangements adopted by other investment companies. Based upon such review, the Directors, including a majority of the 12b-1 Directors, determined that there is a reasonable likelihood that the Proposed Plan will benefit the Fund and its Class B shareholders.

    If approved by Class B shareholders, the Proposed Plan will continue in effect from year to year, provided such continuance is approved at least annually by a vote of a majority of the Board of Directors, including a majority of the Rule 12b-1 Directors.

VOTING REQUIREMENTS
    The Directors recommend that the shareholders approve the proposed Class B Rule 12b-1 Distribution Plan. Approval of the Class B Plan is to be determined by the vote of a majority of the outstanding Class B shares of the Fund. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Class are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Class. If the Proposed Plan is not approved, the Existing Plan will continue in its present form.

                      THE DIRECTORS RECOMMEND A VOTE "FOR"
                      THE APPROVAL OF THE PROPOSED CLASS B
                          RULE 12B-1 DISTRIBUTION PLAN



                       INVESTMENT ADVISER, UNDERWRITER AND
                                 FINANCIAL AGENT

    Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the Fund's investment adviser.

    Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent.

                             ADDITIONAL INFORMATION

OTHER MATTERS
    As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS
    The Fund is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Directors or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Fund within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

    All shareholders are urged to vote. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                      By Order of the Board of Directors,


                                      G. JEFFREY BOHNE,
                                      Clerk

Greenfield, Massachusetts
March 24, 2000

                                                                       EXHIBIT A

                                 CLASS B SHARES
                          RULE 12B-1 DISTRIBUTION PLAN

    This distribution plan (the "Rule 12b-1 Distribution Plan" or the "Plan") has been adopted by the Class B shareholders of Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund"), a Maryland corporation, on _________________, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").

                                 W H E R E A S:

    The Fund is an open-end management investment company and is registered as such under the Act. The Fund has a multi-class distribution system that allows the Fund to offer investors the option of purchasing shares of separate share classes. This Plan governs only the Class B Shares of the Fund. The Fund may, from time to time, distribute shares of each class of the Fund through a contractual arrangement (the "Distribution Agreement") with a principal distributor for such class of shares duly qualified to act on behalf of the Fund in such capacity (any such principal distributor, the "Principal Distributor"), it being understood that the Fund may change the Principal Distributor for any class of shares from time to time. The Board of Directors, including a majority of the Qualified Directors (as defined in paragraph 5 herein), has determined to adopt the Plan. In voting to approve the Plan, the Directors have determined, in the exercise of their reasonable business judgment and in light of their fiduciary duty, that there is a reasonable likelihood that this Plan will benefit the Class B Shares of the Fund with respect to which this Plan will be effective and its shareholders.

    NOW, THEREFORE, in consideration of the foregoing, the Fund hereby adopts this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

    1. The Fund shall pay to each Principal Distributor of Class B Shares its "Allocable Portion," as hereinafter defined, of the distribution fee allowable under the Rules of Conduct of NASD Regulation, Inc. (the "Rules of Conduct") in respect of such Class of Shares, consisting of a distribution fee at the rate of three quarters of one percent (0.75%) per annum of the average daily net asset value of such Class of Shares (the "Distribution Fee") and a service fee at a rate of one quarter of one percent (0.25%) of the average daily net asset value of such Class of Shares of the Fund. For purposes of applying the limitation set forth in the Rules of Conduct on the maximum amount of the

Distribution Fee payable in respect of the Class B Shares, the Fund hereby elects to add to six and one quarter percent (6.25%) of the issue price of the Class B Shares interest thereon at the rate of prime plus one percent per annum. A contingent deferred sales charge ("CDSC") also shall be payable by the holders of Class B Shares in the case of early redemption of such Class B Shares.

    2. The amounts set forth in paragraph 1 of this Plan shall be paid for the Principal Distributor's services and expenses as distributor of the Class B Shares of the Fund and may be spent by the Principal Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Principal Distributor or of other broker-dealers who engage in or support distribution of shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

    3. Any Distribution Agreement in respect of Class B Shares may provide that:
(I) the Principal Distributor in respect of such Distribution Agreement will be deemed to have fully earned its Allocable Portion of the Distribution Fee payable in respect of Class B Shares upon the sale of each "Initial Issue Commission Share" (as hereinafter defined) taken into account in determining such Principal Distributor's Allocable Portion of such Distribution Fee; (II) except as provided in (III) below, the Fund's obligation to pay such Principal Distributor its Allocable Portion of the Distribution Fee payable in respect of the Class B Shares shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that such provision is not a waiver of the Fund's right to pursue such Principal Distributor and enforce such claims against the assets of such Principal Distributor other than its right to the Distribution Fees and CDSCs in respect of the Class B Shares); (III) the Fund's obligation to pay such Principal Distributor its Allocable Portion of the Distribution Fee payable in respect of the Class B Shares shall not be terminated or modified except to the extent required by a change in the Act or the Rules of Conduct enacted or promulgated after June 1, 2000 (a "Change-in-Applicable-Law"), or in connection with a "Complete Termination" (as hereinafter defined) of this Plan in respect of the Class B Shares; (IV) the Fund will not waive or change any CDSC in respect of the Class B Shares, except as provided in the Fund's Prospectus or statement of additional information without the consent of the Principal Distributor (or its assigns); (V) except to the extent required by a Change-in-Applicable-Law, neither the termination of such Principal Distributor's role as principal distributor of the Class B Shares, nor the termination of such Distribution Agreement nor the termination of this Plan will terminate such Principal Distributor's right to its Allocable Portion of the CDSCs in respect of Class B Shares sold prior to such termination; (VI) except as provided in the Fund's Prospectus and statement of additional information, until such Principal Distributor has been paid its Allocable Portion of the Distribution Fees in respect of the Class B Shares, the Fund will not adopt a plan of liquidation in respect of the Fund without the consent of such Principal Distributor (or its assigns); and (VII) such Principal Distributor may sell and assign its rights to its Allocable Portion of the Distribution Fees and CDSCs (but not such Principal Distributor's obligations to the Fund under the Distribution Agreement) to raise funds to make the expenditures related to the distribution of Class B Shares and in connection therewith, upon receipt of notice of such sale and assignment, the Fund shall pay to the purchaser or assignee such portion of the Principal Distributor's Allocable Portion of the Distribution Fees in respect of the Class B Shares so sold or assigned. For purposes of this Plan, the term "Allocable Portion" means, in respect of Distribution Fees payable in respect of the Class B Shares as applied to any Principal Distributor, the portion of such Distribution Fees and CDSCs allocated to such Principal Distributor in accordance with the Allocation Schedule (as hereinafter defined). For purposes of this Plan, the term "Complete Termination" of this Plan means a termination of this Plan involving the cessation of payments of Distribution Fees hereunder in respect of Class B Shares and the cessation of payments of distribution fees pursuant to every other rule 12b-1 plan of the Fund for every future class of shares which, in the good faith determination of the Board of Directors of the Fund, has substantially similar economic characteristics to the Class B Shares taking into account the total sales charge, contingent deferred sales charge and other similar charges, it being understood that the existing Class A Shares do not have substantially similar economic characteristics to the Class B Shares. For purposes of this Plan, the term "Allocation Schedule" means, in respect of the Class B Shares, a schedule which shall be approved in the same manner as this Plan as contemplated by Section 5 hereof for assigning to each Principal Distributor of Class B Shares the portion of the total Distribution Fees payable by the Fund in respect of the Class B Shares which has been earned by such Principal Distributor, which shall be attached to and become a part of any Distribution Agreement in respect of Class B Shares. For purposes of clause (I) of the first sentence of this Section 3, the term "Initial Issue Commission Share" shall mean, a Class B Share which is a Commission Share issued under circumstances other than in connection with a permitted free exchange with another fund. For purposes of the foregoing definition a "Commission Share" shall mean each Class B Share which is issued under circumstances which would normally give rise to an obligation of the holder of such Class B Share to pay a CDSC upon redemption of such Share, including, without limitation, any Class B Share issued in connection with a permitted free exchange, and any such Class B Share shall not cease to be a Commission Share prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion even though the obligation to pay the CDSC shall have expired or conditions for thereof still exist.

    4. This Plan shall not take effect until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of Class B Shares of the Fund.

    5. This Plan shall become effective with respect to the Class B Shares upon approval, together with any related agreements, by a majority vote of both (i) the Board of Directors and (ii) those Directors who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

    6. This Plan shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 5 herein.

    7. In each year that this Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall prepare and furnish to the Board and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under this Plan and purposes for which such expenditures were made.

    8. This Plan may be terminated at any time with respect to the Class B Shares by a majority vote of the Qualified Directors or by vote of a majority of the outstanding voting securities of Class B Shares.

    9. This Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 herein unless such amendment is approved by a majority (as defined in the Act) of the outstanding voting securities of Class B Shares and no material amendment to this Plan shall be made unless approved in the manner provided in paragraph 5 herein.

    10. While this Plan shall be in effect, the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) shall be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

    The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 7 herein, for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

    The Articles of Incorporation of the Fund, as amended, are on file with the Department of Assessments and Taxation.


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PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.           PROXY

       The undersigned shareholder of Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund") revoking any and all previous proxies heretofore give for shares of the Fund held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Pamela S. Sinofsky, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on May 16, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below.

TO AVOID THE EXPENSE OF ADJOURNING THE MEETING TO A SUBSEQUENT DATE, PLEASE RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL AVOID THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND
              WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS

[X]    Please mark vote as in this Example.

PROPOSAL 1.   APPROVAL OF A NEW RULE 12b-1 DISTRIBUTION PLAN FOR CLASS B SHARES

              [  ] FOR         [  ] AGAINST     [  ] ABSTAIN


PROPOSAL 2.   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
              MEETING OR ANY ADJOURNMENT THEREOF

Please be sure to sign and date this Proxy.

                                                Date:


              ___________________________       _____________________________
              Shareholder sign here             Co-owner sign here


NOTE: PLEASE SIGN EXACTLY AS YOU NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGH THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, DIRECTOR, OR GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF SHAREHOLDERS.

RECORD DATE SHARES: